CDK GLOBAL, INC. REPORTS FOURTH QUARTER AND FISCAL YEAR 2021 RESULTS
10th Consecutive Quarter of Auto Site Growth; Initiates Fiscal 2022 Guidance with Accelerating Revenue Growth

HOFFMAN ESTATES, IL, August 17, 2021 - CDK Global, Inc. (NASDAQ: CDK) today announced financial results for its fiscal 2021 fourth quarter and year ended June 30, 2021.
"CDK closed out the year strong, with a tenth consecutive quarter of year-over-year growth in auto sites," said Brian Krzanich, CDK chief executive officer." The investments we have made in our product and service offerings are resonating with our customers, and we are excited to have added Roadster to the CDK family in the fourth quarter as we continue to enhance the product offerings we have to help drive customer success."
"We saw a continued strength in our core business metrics and financial results in the quarter," said Eric Guerin, CDK chief financial officer." We had solid growth in both revenue and earnings in the quarter. Given the momentum in the business, we are well positioned for the coming year and are initiating fiscal 2022 guidance which shows accelerating revenue growth."
Fourth Quarter and Fiscal 2021 Results

CDK Global, Inc.	Q4 2021	Change from Q4 2020	FY2021	Change from FY2020
($ in million except per share)

Revenue	$420.1	+12%	$1,673.2	+2%

GAAP Earnings before income taxes	57.0	-25%	284.7	-24%
Non-GAAP Adjusted earnings before income taxes	113.9	+19%	439.2	-4%

GAAP Diluted earnings attributable to CDK per share	0.40	+8%	8.44	+396%
Non-GAAP Adjusted diluted earnings attributable to CDK per share	0.66	+12%	2.57	-7%

GAAP effective tax rate	36.3%	1,880 bps	33.2%	410 bps
Non-GAAP effective tax rate	26.1%	260 bps	26.1%	160 bps

GAAP Net earnings attributable to CDK	49.4	+8%	1,034.3	+398%
GAAP Net earnings attributable to CDK margin	11.8%	-30 bps	61.8%	4,910 bps

Non-GAAP Adjusted EBITDA	161.0	+5%	650.3	-4%
Non-GAAP Adjusted EBITDA margin	38.3%	-240 bps	38.9%	-240 bps

The non-GAAP results and guidance presented in this press release represent non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are provided in the tables at the end of this press release.
Fiscal 2022 Annual Guidance
The fiscal 2022 guidance is provided on both a GAAP and Non-GAAP basis.

CDK Global, Inc. - GAAP BASIS	FY 2022 GAAP GUIDANCE
($ in million except per share)

Revenue	$1,780 - $1,820
GAAP Diluted earnings attributable to CDK per share	$1.95 - $2.15
GAAP Net earnings attributable to CDK	$235 - $265
GAAP Effective tax rate	27.5% - 28.5%

CDK Global, Inc. - Non-GAAP BASIS	FY 2022 ADJ. GUIDANCE
($ in million except per share)

Revenue	$1,780 - $1,820
Non-GAAP Adjusted diluted earnings attributable to CDK per share	$2.70 - $2.90
Non-GAAP Adjusted EBITDA	$655 - $685
Non-GAAP Adjusted effective tax rate	25.5% - 26.5%

Website Schedules
Other financial information, including financial statements and supplementary schedules presented on a GAAP and adjusted basis, and the schedule of quarterly revenue have been updated for the fourth quarter ended June 30, 2021 and will be posted to the CDK Investor Relations website, https://investors.cdkglobal.com in the "Financial Information" section.
Webcast and Conference Call
An analyst conference call will be held today, Tuesday, August 17, 2021 at 4:00 p.m. CT. A live webcast of the call will be available on a listen-only basis. To listen to the webcast, go to the CDK Investor Relations website, https://investors.cdkglobal.com and click on the webcast icon. A supplemental slide presentation will be available to download and print about 30 minutes before the webcast at the CDK Investor Relations website at https://investors.cdkglobal.com. CDK financial news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the same website.
About CDK Global
CDK Global (NASDAQ: CDK) is a leading provider of integrated data and technology solutions to the automotive, heavy truck, recreation and heavy equipment industries. Focused on enabling end-to-end, omnichannel retail commerce through open, agnostic technology, CDK Global provides solutions to dealers and original equipment manufacturers, serving approximately 15,000 retail locations in North America. CDK's solutions connect people with technology by automating and integrating all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

Safe Harbor for Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Security Litigation Reform Act of 1995. All statements regarding the Company's business outlook, including the Company's GAAP and adjusted fiscal 2022 guidance; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.
Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company's expectations regarding the continuing impacts on the Company's business of the outbreak of the COVID-19 pandemic; the Company's success in obtaining, retaining and selling additional services to customers; the pricing of the Company's products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company's systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company's credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company's indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company's significant stockholders and their affiliates to significantly influence the Company's decisions or cause it to incur significant costs.
There may be other factors that may cause the Company's actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its Annual Report on Form 10-K for a description of certain risks that could, among other things, cause the Company's actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company's website at https://investors.cdkglobal.com and the SEC's website at www.sec.gov.
All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact: Taze Rowe 847.485.4012 taze.rowe@cdk.com	Media Contact: Tony Macrito 630.805.0782 tony.macrito@cdk.com

CDK Global, Inc.
Consolidated Statements of Operations
(In millions, except per share amounts)

	Three Months Ended		Fiscal Year Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue	$420.1	$376.7	$1,673.2	$1,639.0

Expenses:
Cost of revenue	221.3	201.7	875.0	800.6
Selling, general and administrative expenses	97.1	79.6	360.9	338.7
Litigation provision	—	—	12.0	—
Total expenses	318.4	281.3	1,247.9	1,139.3

Operating earnings	101.7	95.4	425.3	499.7

Interest expense	(23.4)	(35.0)	(124.6)	(144.1)
Loss on extinguishment of debt	(23.4)	—	(25.6)	—
Loss from equity method investment	(2.5)	(2.7)	(27.3)	(2.7)
Other income, net	4.6	18.4	36.9	21.1

Earnings before income taxes	57.0	76.1	284.7	374.0

Provision for income taxes	(20.7)	(13.3)	(94.5)	(108.8)

Net earnings from continuing operations	36.3	62.8	190.2	265.2
Net earnings (loss) from discontinued operations	15.7	(16.0)	852.8	(50.7)
Net earnings	52.0	46.8	1,043.0	214.5
Less: net earnings attributable to noncontrolling interest	2.6	1.2	8.7	7.0
Net earnings attributable to CDK	$49.4	$45.6	$1,034.3	$207.5

Net earnings (loss) attributable to CDK per share - basic:
Continuing operations	$0.27	$0.51	$1.48	$2.13
Discontinued operations	0.13	(0.13)	7.00	(0.42)
Total net earnings attributable to CDK per share - basic	$0.40	$0.38	$8.48	$1.71

Net earnings (loss) attributable to CDK per share - diluted:
Continuing operations	$0.27	$0.50	$1.48	$2.12
Discontinued operations	0.13	(0.13)	6.96	(0.42)
Total net earnings attributable to CDK per share - diluted	$0.40	$0.37	$8.44	$1.70

Weighted-average common shares outstanding:
Basic	122.0	121.6	121.9	121.6
Diluted	123.1	122.1	122.6	122.1
The International Business is presented as discontinued operations and prior year amounts associated with the International Business have been reclassified as such. For additional information refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data," Note 1 - Basis of Presentation and Note 4 - Discontinued Operations.

CDK Global, Inc.
Consolidated Balance Sheets
(In millions)

	June 30,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$157.0	$80.8
Accounts receivable, net	236.4	242.0
Other current assets	168.9	148.4
Assets held for sale	—	214.4
Total current assets	562.3	685.6
Property, plant and equipment, net	71.8	96.7
Other assets	448.7	418.3
Goodwill	1,297.1	999.5
Intangible assets, net	332.7	229.5
Long-term assets held for sale	—	424.5
Total assets	$2,712.6	$2,854.1

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Current maturities of long-term debt and finance lease liabilities	$7.1	$20.7
Accounts payable	29.0	34.3
Accrued expenses and other current liabilities	188.1	188.3
Litigation liabilities	34.0	57.0
Accrued payroll and payroll-related expenses	81.5	52.5
Deferred revenue	28.6	44.6
Liabilities held for sale	—	129.4
Total current liabilities	368.3	526.8
Long-term liabilities:
Debt and finance lease liabilities	1,586.5	2,655.1
Deferred income taxes	111.4	76.4
Deferred revenue	40.4	39.4
Liabilities held for sale	—	40.6
Other liabilities	111.1	96.5
Total liabilities	$2,217.7	$3,434.8

Stockholders' Equity (Deficit):
Preferred stock	—	—
Common stock	1.6	1.6
Paid-in capital	715.1	687.9
Retained earnings	1,997.4	1,045.5
Treasury stock, at cost	(2,306.0)	(2,305.2)
Accumulated other comprehensive income (loss)	72.7	(25.9)
Total CDK stockholders' equity (deficit)	480.8	(596.1)
Noncontrolling interest	14.1	15.4
Total stockholders' equity (deficit)	494.9	(580.7)
Total liabilities and stockholders' equity (deficit)	$2,712.6	$2,854.1
The International Business is presented as discontinued operations and prior year amounts associated with the International Business have been reclassified as such. For additional information refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data," Note 1 - Basis of Presentation and Note 4 - Discontinued Operations.

CDK Global, Inc.
Consolidated Statements of Cash Flows
(In millions)

	Fiscal Year Ended
	June 30,
	2021	2020
Cash Flows from Operating Activities:
Net earnings	$1,043.0	$214.5
Less: net earnings (loss) from discontinued operations	852.8	(50.7)
Net earnings from continuing operations	190.2	265.2
Adjustments to reconcile net earnings from continuing operations to cash flows provided by operating activities, continuing operations:
Depreciation and amortization	98.7	91.7
Asset impairment	4.1	—
Loss on extinguishment of debt	25.6	—
Loss from equity method investment	27.3	2.7
Deferred income taxes	30.8	4.9
Stock-based compensation expense	43.0	19.2
Other	6.9	23.1
Changes in assets and liabilities, net of effect from acquisitions of businesses:
Accounts receivable	13.8	(27.0)
Other assets	(65.2)	(47.3)
Accounts payable	(6.3)	(3.9)
Accrued expenses and other liabilities	(27.4)	(1.0)
Net cash flows provided by operating activities, continuing operations	341.5	327.6
Net cash flows provided by (used in) operating activities, discontinued operations	(124.8)	47.5
Net cash flows provided by operating activities	216.7	375.1

Cash Flows from Investing Activities:
Capital expenditures	(20.6)	(17.1)
Capitalized software	(74.8)	(57.0)
Acquisitions of businesses, net of cash acquired	(359.5)	—
Investment in certificates of deposit	—	(12.0)
Proceeds from maturities of certificates of deposit	—	12.0
Purchases of investments	(5.0)	(20.0)
Net cash flows used in investing activities, continuing operations	(459.9)	(94.1)
Net cash flows provided by (used in) investing activities, discontinued operations	1,380.9	(14.2)
Net cash flows provided by (used in) investing activities	921.0	(108.3)

Cash Flows from Financing Activities:
Net (repayments of) proceeds from revolving credit facilities	(15.0)	15.0
Repayments of long-term debt and finance lease liabilities	(1,098.5)	(271.2)
Dividends paid to stockholders	(73.0)	(72.9)
Repurchases of common stock	(12.1)	—
Proceeds from exercises of stock options	2.5	6.2
Withholding tax payments for stock-based compensation awards	(5.0)	(6.2)
Dividend payments to noncontrolling owners	(10.0)	(6.7)
Payments of debt financing costs	(2.7)	(3.7)
Acquisition-related payments	—	(5.3)
Net cash flows used in financing activities, continuing operations	(1,213.8)	(344.8)
Net cash flows used in financing activities, discontinued operations	—	(1.1)
Net cash flows used in financing activities	(1,213.8)	(345.9)

Effect of exchange rate changes on cash, cash equivalents, and restricted cash, including cash classified in current assets held for sale	21.1	(9.8)
Net change in cash, cash equivalents, and restricted cash, including cash classified in current assets held for sale	(55.0)	(88.9)
Net change in cash classified in current assets held for sale	134.9	42.1
Net change in cash, cash equivalents and restricted cash	79.9	(46.8)

Cash, cash equivalents, and restricted cash, beginning of period	97.3	144.1
Cash, cash equivalents, and restricted cash, end of period	$177.2	$97.3
The International Business is presented as discontinued operations and prior year amounts associated with the International Business have been reclassified as such. For additional information refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data," Note 1 - Basis of Presentation and Note 4 - Discontinued Operations.

CDK Global, Inc.
Consolidated Non-GAAP Financial Results
(In millions, except per share amounts)
(Unaudited)
As described below under the Non-GAAP Financial Measures section of this press release, we incorporated the following additional adjustments in our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods.

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Revenue (a)	$420.1	$376.7	$43.4	12%	$1,673.2	$1,639.0	$34.2	2%

Earnings before income taxes (a)	$57.0	$76.1	$(19.1)	(25)%	$284.7	$374.0	$(89.3)	(24)%
Margin %	13.6%	20.2%	-660 bps		17.0%	22.8%	-580 bps
Stock-based compensation expense	11.3	6.0			43.0	19.2
Amortization of acquired intangible assets	5.2	3.9			17.6	15.3
Transaction and integration-related costs	1.5	1.0			5.1	9.5
Legal and other expenses related to regulatory and competition matters	0.7	2.8			16.3	19.4
Business process modernization program	4.7	4.1			14.1	16.1
Workplace optimization expenses	7.4	—			7.4	—
Officer transition expense	—	—			1.1	—
Net adjustments related to loss from equity method investment	2.7	2.2			24.3	2.2
Loss on extinguishment of debt	23.4	—			25.6	—
Adjusted earnings before income taxes (a) (b)	$113.9	$96.1	$17.8	19%	$439.2	$455.7	$(16.5)	(4)%
Adjusted margin %	27.1%	25.5%	160 bps		26.2%	27.8%	-160 bps

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Provision for income taxes (a)	$20.7	$13.3	$7.4	56%	$94.5	$108.8	$(14.3)	(13)%
Effective tax rate	36.3%	17.5%			33.2%	29.1%
Income tax effect of pre-tax adjustments	9.7	4.9			28.0	19.9
Income tax effect for foreign earnings previously deemed indefinitely reinvested	—	4.4			—	(2.7)
Change in deferred tax valuation allowance	(0.7)	—			(7.7)	(14.8)
Impact of U.S tax reform	—	—			—	0.3
Adjusted provision for income taxes (a) (b)	$29.7	$22.6	$7.1	31%	$114.8	$111.5	$3.3	3%
Adjusted effective tax rate	26.1%	23.5%			26.1%	24.5%

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Net earnings	$52.0	$46.8	$5.2	11%	$1,043.0	$214.5	$828.5	386%
Less: net earnings attributable to noncontrolling interest	2.6	1.2			8.7	7.0
Net earnings attributable to CDK	$49.4	$45.6	$3.8	8%	$1,034.3	$207.5	$826.8	398%
Net (earnings) loss from discontinued operations	(15.7)	16.0			(852.8)	50.7
Stock-based compensation expense	11.3	6.0			43.0	19.2
Amortization of acquired intangible assets (c)	5.1	3.8			17.2	14.9
Transaction and integration-related costs	1.5	1.0			5.1	9.5
Legal and other expenses related to regulatory and competition matters (c)	0.7	2.7			16.3	19.3
Business process modernization program	4.7	4.1			14.1	16.1
Workplace optimization expenses	7.4	—			7.4	—
Officer transition expense	—	—			1.1	—
Net adjustments related to loss from equity method investment	2.7	2.2			24.3	2.2
Loss on extinguishment of debt	23.4	—			25.6	—
Income tax effect on pre-tax adjustments	(9.7)	(4.9)			(28.0)	(19.9)
Income tax effect for foreign earnings previously deemed indefinitely reinvested	—	(4.4)			—	2.7
Change in deferred tax valuation allowance	0.7	—			7.7	14.8
Impact of U.S tax reform	—	—			—	(0.3)
Adjusted net earnings attributable to CDK (a) (b) (c)	$81.5	$72.1	$9.4	13%	$315.3	$336.7	$(21.4)	(6)%

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Diluted earnings attributable to CDK per share	$0.40	$0.37	$0.03	8%	$8.44	$1.70	$6.74	396%
Net (earnings) loss from discontinued operations	(0.13)	0.13			(6.96)	0.42
Stock-based compensation expense	0.09	0.05			0.35	0.16
Amortization of acquired intangible assets (c)	0.04	0.03			0.14	0.12
Transaction and integration-related costs	0.01	0.01			0.04	0.08
Legal and other expenses related to regulatory and competition matters (c)	0.01	0.03			0.13	0.15
Business process modernization program	0.04	0.03			0.12	0.13
Workplace optimization expenses	0.06	—			0.06	—
Officer transition expense	—	—			0.01	—
Net adjustments related to loss from equity method investment	0.02	0.02			0.20	0.02
Loss on extinguishment of debt	0.19	—			0.21	—
Income tax effect on pre-tax adjustments	(0.08)	(0.04)			(0.23)	(0.16)
Income tax effect for foreign earnings previously deemed indefinitely reinvested	—	(0.04)			—	0.02
Change in deferred tax valuation allowance	0.01	—			0.06	0.12
Adjusted diluted earnings attributable to CDK per share (a) (b) (c)	$0.66	$0.59	$0.07	12%	$2.57	$2.76	$(0.19)	(7)%

Weighted-average common shares outstanding:
Diluted	123.1	122.1			122.6	122.1

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Net earnings attributable to CDK	$49.4	$45.6	$3.8	8%	$1,034.3	$207.5	$826.8	398%
Margin %	11.8%	12.1%	-30 bps		61.8%	12.7%	4,910 bps
Net earnings attributable to noncontrolling interest	2.6	1.2			8.7	7.0
Net (earnings) loss from discontinued operations	(15.7)	16.0			(852.8)	50.7
Provision for income taxes	20.7	13.3			94.5	108.8
Interest expense	23.4	35.0			124.6	144.1
Depreciation and amortization	27.6	25.0			98.7	91.7
Stock-based compensation expense	11.3	6.0			43.0	19.2
Transaction and integration-related costs	1.5	1.0			5.1	9.5
Legal and other expenses related to regulatory and competition matters	0.7	2.8			16.3	19.4
Business process modernization program	4.7	4.1			14.1	16.1
Workplace optimization expenses	7.4	—			7.4	—
Officer transition expense	—	—			1.1	—
Net adjustments related to loss from equity method investment	4.0	3.3			29.7	3.3
Loss on extinguishment of debt	23.4	—			25.6	—
Adjusted EBITDA (a) (b)	$161.0	$153.3	$7.7	5%	$650.3	$677.3	$(27.0)	(4)%
Adjusted margin %	38.3%	40.7%	-240 bps		38.9%	41.3%	-240 bps

	Fiscal Year Ended
	June 30,
	2021	2020
Net cash flows provided by operating activities	$216.7	$375.1
Net cash flows provided by (used in) operating activities - discontinued operations	124.8	(47.5)
Capital expenditures	(20.6)	(17.1)
Capitalized software	(74.8)	(57.0)
Change in restricted cash	(3.7)	(6.8)
Free cash flow from continuing operations (a) (b)	$242.4	$246.7
(a) Excludes amounts attributable to discontinued operations.
(b) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.
(c) The portion of expense related to noncontrolling interest has been removed from amortization of acquired intangible assets for the periods presented.

CDK Global, Inc.
Revenue Disaggregation
(In millions)
The following table presents revenue by category:

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2021	2020	$	%	2021	2020	$	%
Subscription	$329.6	$305.1	$24.5	8%	$1,313.9	$1,306.0	$7.9	1%
On-site license and installation	4.6	3.3	1.3	39%	9.2	10.8	(1.6)	(15)%
Transaction	48.6	34.4	14.2	41%	174.9	155.0	19.9	13%
Other	37.3	33.9	3.4	10%	175.2	167.2	8.0	5%
Total Revenue	$420.1	$376.7	$43.4	12%	$1,673.2	$1,639.0	$34.2	2%

CDK Global, Inc.
Consolidated Fiscal 2022 Guidance
(In millions, except per share amounts)
(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, the fiscal 2022 guidance is provided on both a GAAP and a Non-GAAP basis. The table below includes these adjustments for fiscal 2022 guidance.

	Fiscal 2022
	Point Estimate (a)	Guidance
Revenue (b)	$1,800	$1,780 - $1,820

Earnings before income taxes (b)	358
Stock-based compensation expense	64
Amortization of acquired intangible assets	26
Transaction and integration-related costs	2
Legal and other expenses related to regulatory and competition matters	10
Business process modernization program	6
Net adjustments related to loss from equity method investment	6
Adjusted earnings before income taxes (b)(c)	$472

	Fiscal 2022
	Point Estimate (a)	Guidance
Provision for income taxes (b)	$100
Effective tax rate	27.9%	27.5% - 28.5%
Income tax effect of pre-tax adjustments	23
Adjusted provision for income taxes (b)(c)	$123
Adjusted effective tax rate	26.1%	25.5% - 26.5%

	Fiscal 2022
	Point Estimate (a)	Guidance
Net earnings	$258
Less: net earnings attributable to noncontrolling interest	8
Net earnings attributable to CDK	$250	$235 - $265
Stock-based compensation expense	64
Amortization of acquired intangible assets	26
Transaction and integration-related expenses	2
Legal and regulatory expenses related to competition matters	10
Business process modernization program	6
Net adjustments related to loss from equity method investment	6
Income tax effect of pre-tax adjustments	(23)
Adjusted net earnings attributable to CDK (b)(c)	$341

	Fiscal 2022
	Point Estimate (a)	Guidance
Diluted net earnings attributable to CDK per share	$2.05	$1.95 - $2.15
Stock-based compensation expense	0.53
Amortization of acquired intangible assets	0.21
Transaction and integration-related expenses	0.02
Legal and regulatory expenses related to competition matters	0.08
Business process modernization program	0.05
Net adjustments related to loss from equity method investment	0.05
Income tax effect of pre-tax adjustments	(0.19)
Adjusted diluted net earnings attributable to CDK per share (b)(c)	$2.80	$2.70 - $2.90

	Fiscal 2022
	Point Estimate (a)	Guidance
Revenue (b)	$1,800	$1,780 - $1,820

Net earnings attributable to CDK	$250	$235 - $265
Margin %	13.9%
Net earnings attributable to noncontrolling interest	8
Provision for income taxes	100
Interest expense	88
Depreciation and amortization	130
Stock-based compensation expense	64
Transaction and integration-related costs	2
Legal and other expenses related to regulatory and competition matters	10
Business process modernization program	6
Net adjustments related to loss from equity method investment	12
Adjusted EBITDA (b)(c)	$670	$655 - $685
Adjusted margin %	37.2%
(a) The point estimates are arbitrary amounts in the guidance ranges provided and are not meant to represent CDK's forecast of actual results. They are used solely to provide a means to reconcile each non-GAAP guidance range to the most directly comparable GAAP measure in dollars and percentages, where applicable.
(b) Excludes amounts attributable to discontinued operations.
(c) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

CDK Global, Inc.
Performance Metrics
(Unaudited)
CDK management regularly reviews the following key performance measures to evaluate business results and make operating and strategic decisions. These measures are intended to provide directional information regarding trends in our subscription revenue. The following table summarizes these measures for certain subscription revenue.

	For the three months ended
	September 30, 2019 (a)	December 31, 2019 (a)	March 31, 2020 (a)	June 30, 2020 (a)	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Automotive
DMS Customer Sites (b)	8,957	8,974	8,948	8,951	8,966	8,997	9,042	9,062
Avg Revenue Per Site (c)	$8,723	$8,858	$9,009	$8,034	$8,902	$9,005	$9,153	$9,250

Adjacencies
DMS Customer Sites (b)	5,775	5,802	5,793	5,768	5,804	5,854	5,930	5,963
Avg Revenue Per Site (c)	$1,733	$1,764	$1,784	$1,661	$1,799	$1,822	$1,849	$1,883

Total CDK
DMS Customer Sites (b)	14,732	14,776	14,741	14,719	14,770	14,851	14,972	15,025
Avg Revenue Per Site (c)	$5,984	$6,076	$6,171	$5,533	$6,114	$6,179	$6,268	$6,326
(a) Average revenue per Dealer Management System (DMS) customer site has been updated for fiscal 2020 to reflect budgeted foreign exchange rates for fiscal 2021.
(b) DMS Customer Sites (end of period) - We track the number of retail customer sites with an active DMS that sell vehicles in the automotive and adjacent markets as an indicator of our opportunity set for generating subscription revenue. We consider a DMS to be active if we have billed a subscription fee for that solution during the last billing cycle in the period presented in the table. Adjacent markets include heavy truck dealerships that provide vehicles to the over-the-road trucking industry, recreation dealerships in the motorcycle, powersports, marine, and recreational vehicle industries, and heavy equipment dealerships in the agriculture and construction equipment industries.
(c) Average Revenue Per DMS Customer Site (monthly average for period) - Average revenue per DMS customer site is an indicator of the scope of adoption of our solutions by DMS customers. We monitor changes in this metric to measure the effectiveness of our strategy to deepen our relationships with our current customer base through upgrading and expanding solutions. We calculate average revenue per DMS customer site by dividing subscription revenue generated from our solutions, in an applicable quarterly period by the monthly average number of DMS customer sites in the same period, divided by three. The metric includes monthly billing directly associated with the reported DMS sites inclusive of DMS monthly fees, layered applications and data integration fees and excludes (i) subscription revenue generated from customers not included in our DMS customer site count and (ii) subscription revenue related to certain installation and training activities that is deferred then recognized as revenue over the life of the contract.

Non-GAAP Financial Measures
We disclose certain financial measures for our consolidated results based on accounting principles generally accepted in the United States of America ("GAAP") and a non-GAAP basis. The non-GAAP financial measures disclosed should be viewed in addition to, and not as an alternative to, results prepared in accordance with GAAP. Our use of each of the following non-GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures, or reconcile them to the most directly comparable GAAP financial measures, in the same way.

Non-GAAP Financial Measure	Most Directly Comparable GAAP Financial Measure
Adjusted earnings before income taxes	Earnings before income taxes
Adjusted provision for income taxes	Provision for income taxes
Adjusted net earnings attributable to CDK	Net earnings attributable to CDK
Adjusted diluted earnings attributable to CDK per share	Diluted earnings attributable to CDK per share
Adjusted EBITDA	Net earnings attributable to CDK
Adjusted EBITDA margin	Net earnings attributable to CDK margin
Free cash flow from continuing operations	Net cash flows provided by operating activities
We use adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, adjusted EBITDA and adjusted EBITDA margin internally to evaluate our performance on a consistent basis. These measures adjust for the impact of certain items that we believe are inconsistent in amount and frequency and do not directly reflect our underlying operations. By adjusting for these items, we believe we have more precise inputs for use as factors in (i) our budgeting process, (ii) financial and operational decisions, (iii) evaluations of ongoing operating performance on a consistent period-to-period basis and relative to our competitors, (iv) target leverage calculations, (v) debt covenant calculations, and (vi) incentive-based compensation decisions.
We believe our non-GAAP financial measures are helpful to users of the financial statements because they (i) provide investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permit investors to view performance using the same tools that management uses, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating our ongoing operating results on a consistent basis. We believe that the presentation of these non-GAAP financial measures, when considered in addition to the corresponding GAAP financial measures and the reconciliations to those measures disclosed below, provides investors with a better understanding of the factors and trends affecting our business than could be obtained absent these disclosures.
Adjusted Earnings before Income Taxes
Management has excluded the following items from adjusted earnings before income taxes for the periods presented:
•Stock-based compensation expense included in cost of revenue and selling, general and administrative expenses.
•Amortization of acquired intangible assets consists of non-cash amortization of intangible assets such as customer lists, purchased software, and trademarks acquired in connection with business combinations. We exclude the impact of amortization of acquired intangible assets because these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into our budgeting process, financial and operational decision making, target leverage calculations, and determination of incentive based pay.
•Transaction and integration-related costs include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, included in cost of revenue and selling, general and administrative expenses.
•Legal and other expenses, related to regulatory and competition matters included in selling, general and administrative expenses, and litigation liabilities.
•Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, processes, governance and systems. The business process modernization program includes a comprehensive redesign in the way we go to market, including the quoting, contracting, fulfilling, and invoicing processes, and the systems and tools we use. The program is an investment to implement holistic business reform, including the design and implementation of a new ERP system. The expense is included in cost of revenue and selling, general and administrative expenses.

•Workplace optimization expenses primarily include costs associated with the divestiture of non-strategic facilities as a result of assessing the post-COVID-19 pandemic real estate requirements to support our business operations During fiscal 2021, we recorded $4.5 million of operating lease and fixed asset impairment charges, and $2.9 million of employee-related termination costs. These expenses are included in cost of revenue and selling, general and administrative expenses in our Consolidated Statements of Operations.
•Officer transition expense includes severance expense in connection with officer departures included in cost of revenue and selling, general and administrative expenses.
•Net adjustments related to loss from equity method investment includes certain portions of earnings attributable to an equity interest owned by CDK and in fiscal year 2021, a $14.5 million impairment of an equity method investment included in loss from equity method investment.
•Loss on extinguishment of debt related to the write-off of unamortized debt financing cost as a result of the repayment of indebtedness.
Adjusted Provision for Income taxes
Management has excluded the following items from adjusted provision for income taxes for the periods presented:
•Income tax effect of pre-tax adjustments calculated at applicable statutory rates net of applicable permanent differences..
•True-up of income tax expense for cumulative withholding tax associated with historical foreign earnings that are no longer considered indefinitely reinvested as of March 31, 2020. The change in assertion was made in response to the uncertainty related to the COVID-19 pandemic and its potential impact on CDK's liquidity needs.
•In fiscal 2021, a valuation allowance on a deferred tax asset for the tax basis difference of an equity method investment that is not expected to be realized. In fiscal 2020, a valuation allowance associated with a deferred tax asset for a capital loss carryforward which we do not expect to utilize.
•In fiscal 2020, a one-time tax benefit for an adjustment of an accrual for foreign withholding taxes related to undistributed earnings as a result of the Tax Reform Act.
Adjusted Net Earnings Attributable to CDK and Adjusted Diluted Net Earnings Attributable to CDK per Share
For each respective presentation, management has excluded earnings (loss) from discontinued operations, net of taxes associated with the Company's divestiture of the Digital Marketing Business which closed on April 21, 2020 and the sale of the International Business which closed on March 1, 2021, in addition to the items described above for adjusted earnings before income taxes and adjusted provision for income taxes from adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share.
The portion of expense related to noncontrolling interest has been removed from amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters for the applicable periods.
Adjusted EBITDA
In addition to the items described above for adjusted earnings before income taxes, management has excluded the following items from net earnings attributable to CDK in order to calculate adjusted EBITDA for the periods presented:
•Net earnings attributable to noncontrolling interest included in the financial statements.
•Provision for income taxes included in the financial statements.
•Interest expense included in the financial statements.
•Depreciation and amortization expense included in the financial statements.
Amortization of acquired intangible assets is captured in depreciation and amortization expense. Net adjustments related to loss from equity method investment includes depreciation and amortization, attributable to an equity interest owned by CDK.
Free Cash Flow
We also review free cash flow from continuing operations as a measure of our ability to generate additional cash from our business operations. Free cash flow from continuing operations is defined as cash flow from operating activities less net cash flows used in operating activities attributable to discontinued operations, amounts paid for capital expenditures and capitalized software and change in restricted cash. Free cash flow from continuing operations should be considered in addition to, rather than as a substitute for consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. The change in restricted cash is funds held for clients before remittance to agencies for titling and registration services on behalf of those clients.